Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The Company’s effective tax rate from continuing operations was 0.4% for the three months ended March 31, 2024 and 0.7% for the three months ended March 31, 2023. The Company’s full allowance in the United States and various other foreign jurisdictions caused the quarterly effective tax rate to be different from the U.S. federal statutory tax rate.
The Company’s policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on the Company’s condensed consolidated balance sheets. To date, the Company has not recognized any interest and penalties in its condensed consolidated statements of operations, nor has it accrued for or made payments for interest and penalties. The Company has no unrecognized tax benefits as of March 31, 2024 and March 31, 2023.

14. Income Taxes
The U.S. and foreign components of loss before provision for income taxes for the years ended December 31, 2023 and 2022 are as follows (in thousands):

	Year ended December 31, 2023	Year ended December 31, 2022
United States	$(98,123)	$(100,259)
Foreign	(16,612)	(36,444)

Loss before Benefit for Income Taxes	$(114,735)	$(136,703)

The components of the provision for (benefit from) income taxes for the years ended December 31, 2023 and 2022 are as follows (in thousands):

	Year ended December 31, 2023	Year ended December 31, 2022
Current:
Federal	$—	$—
State	(56)	39
Foreign	—	13

Total current tax expense	(56)	52
Deferred:
Federal	$—	$—
State	—	—
Foreign	(733)	(690)

Total Deferred Tax Benefit	(733)	(690)

Total Benefit from Income Taxes	$(789)	$(638)

The following is a reconciliation of the statutory federal income tax rate to our effective tax rate for the years ended December 31, 2023, and 2022:

Year ended December 31,	Year ended December 31, 2023	Year ended December 31, 2022
Federal statutory income tax rate	21.0	21.0
State income tax expense	3.9	1.3
Permanent tax adjustments	(1.3)	(1.2)
Fair value adjustments	(0.2)	(7.4)
Transaction costs	—	(2.7)
Change in valuation allowance	(23.6)	(6.7)
Foreign rate differential	1.0	(3.0)
Other, net	(0.1)	(0.9)

Effective income tax rate	0.7	0.4

The components of deferred tax assets and liabilities as of December 31, 2023, and 2022 are as follows (in thousands):

Year ended December 31,	Year ended December 31, 2023	Year ended December 31, 2022
Deferred tax assets:
Net operating loss carryforwards	$198,081	$183,522
Capitalized research costs	9,636	6,678
Lease liabilities	4,630	5,066
Accruals and reserves	6,807	5,097
Intangibles	1,093	—
Other	11,172	8,800

Total Deferred Tax Assets	$231,419	$209,163
Less: valuation allowance	(192,867)	(174,317)

Total Deferred Tax Assets, Net of Valuation Allowance	$38,552	$34,846

Deferred tax liabilities:
Intangibles	—	(1,742)
Convertible debt	(35,565)	(30,541)
ROU assets	(3,047)	(3,290)
Other	(152)	(200)

Total Deferred Tax Liabilities	$(38,764)	$(35,773)

Net Deferred Tax Liabilities	$(212)	$(927)

Based on available evidence, management believes it is not more likely than not that the net U.S., Netherlands, and France deferred tax assets will be fully realizable. In these jurisdictions, we have recorded a valuation allowance against net deferred tax assets. We regularly review the deferred tax assets for recoverability based on historical taxable income, projected future taxable income, the expected timing of the reversals of existing taxable temporary differences and tax planning strategies by jurisdiction. Our judgment regarding future profitability may change due to many factors, including future market conditions and the ability to successfully execute our business plans and/or tax planning strategies. Should there be a change in the ability to recover deferred tax assets, our income tax provision would increase or decrease in the period in which the assessment is changed. We had a valuation allowance against net deferred tax assets of $192.9 million and $174.3 million as of December 31, 2023 and 2022, respectively. In 2022, the change in valuation allowance was primarily attributable to an increase in U.S. federal and state deferred tax assets resulting from loss from operations.
As of December 31, 2023, we had U.S. federal net operating loss (“NOL”) carryforwards of $15.5 million that begin to expire in 2031 and $109.5 million that have an unlimited carryover period. As of December 31, 2023, we had U.S. state NOL carryforwards of $43.2 million that begin to expire in 2027 and $2.2 million that have an unlimited carryover period. As of December 31, 2023, we had foreign NOL carryforwards of $0.9 million that begin to expire in 2026 and $26.8 million that have an unlimited carryover period.
In general, under Sections 382 of the Internal Revenue Code of 1986, as amended, or the Code, a corporation that undergoes an “ownership change,” generally defined as a greater than 50 percentage point change by value in its equity ownership over a rolling three-year period, is subject to limitations on its ability to utilize its pre-change net operating losses, or NOLs to offset future taxable income. Our existing NOLs carryforwards have been, and may in the future be, subject to limitations arising from previous ownership changes, and if we undergo an ownership change, our ability to utilize NOLs carryforwards could be further limited by Sections 382 the Code. In addition, our ability to deduct net interest expense may be limited if we have insufficient taxable income for the year during which the interest is incurred, and any carryovers of such disallowed interest would be subject to the limitation rules similar to those applicable to NOLs and other attributes. Future changes in our stock ownership, some of which might be beyond our control, could result in an ownership change under Section 382 of the Code. For these reasons, in the event we experience a future change of control, we may not be able to utilize a material portion of the NOLs carryforwards or disallowed interest expense carryovers, even if we attain profitability.
The Company does not record deferred taxes on the undistributed earnings of its
non-U.S.
subsidiaries as it does not expect the temporary differences related to those unremitted earnings to reverse in the foreseeable future. As of December 31, 2023, no deferred tax liability related to the Company's
non-U.S.
subsidiaries exist due to their accumulated deficits. Future distributions of accumulated earnings of the Company's
non-U.S.
subsidiaries may be subject to nominal withholding taxes. We intend, however, to indefinitely reinvest those earnings and expect future U.S. cash generation to be sufficient to meet future U.S. cash needs.
The Company is subject to taxation in the United States and various states and foreign jurisdictions. As of December 31, 2023, all tax years are subject to examination by the respective taxing authorities. Generally, in the U.S. federal and state taxing jurisdictions, tax periods in which certain loss and credit carryovers are generated remain open for audit until such time as the limitation period ends for the year in which such losses or credits are utilized.
The Company's policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on the Company's consolidated balance sheets. To date, the Company has not recognized any interest and penalties in its consolidated statements of operations, nor has it accrued for or made payments for interest and penalties. The Company has no material unrecognized tax benefits as of December 31, 2023 and 2022.